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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 14, 2004
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                        Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)




         Delaware                         0-3252                 22-1830121
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(State or other jurisdiction           (Commission            (I.R.S. Employer
        of incorporation)              File Number)          Identification No.)



    767 Third Avenue, New York, NY                                  10017
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)  Exhibits

             Exhibit 99.1   Press release dated April 14, 2004.

Item 12. Results of Operations and Financial Condition
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     The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Lexington Precision Corporation (the "Company") under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On April 14, 2004, the Company issued a press release announcing financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The press release discusses a non-GAAP financial measure known as earnings before interest, taxes, depreciation, and amortization ("EBITDA"). EBITDA is not a measure of performance under accounting principles generally accepted in the United States and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow statement data prepared in accordance with generally accepted accounting principles. EBITDA is referenced in the attached press release and elsewhere in this Company's financial reporting because investors and the Company's management use this measure to evaluate the operating performance of the Company, including the Company's ability to incur and to service debt. In the press release, the Company has provided quantitative reconciliations of EBITDA to income (loss) from operations and net loss, two GAAP financial measures.



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 14, 2004                      LEXINGTON PRECISION Corporation


                                           By: /s/  Dennis J. Welhouse
                                               ---------------------------------
                                               Name: Dennis J. Welhouse
                                               Title: Senior Vice President and
                                                      Chief Financial Officer






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                                  EXHIBIT INDEX
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Exhibit
Number         Exhibit Name                                      Location
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99.1           Press release dated April 14, 2004.               Filed herewith



























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